AMENDMENT

 TO

 PROMISSORY NOTE AND PROMISSORY NOTE NO. 2

This AMENDMENT TO PROMISSORY NOTE AND PROMISSORY NOTE NO. 2 (this "Amendment") is entered into as of May 8, 2013 between SPY OPTIC INC., a California corporation (the "Company"), and HARLINGWOOD (ALPHA), LLC, a Delaware limited liability company,  ("Holder").

RECITALS

A.  The Company is currently indebted to Holder pursuant to the terms and conditions of the Promissory Note, dated September 6, 2012, in the principal amount of $1,000,000, and a Promissory Note No. 2, dated December 18, 2012, in the principal amount of $500,000 (together, the “Notes”).

B.  The Company has requested that Holder amend the Maturity Date of the Notes, as such term is defined therein.

C.  Holder is willing to amend the Notes as requested by Holder, subject to the other terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Holder hereby agree as follows:

1.  Recitals.  The foregoing recitals of facts and understandings of the parties are incorporated herein as the agreement of the parties.

2. Amendment to Maturity Date.  The Maturity Date of the Notes, as defined therein, is hereby amended so that the Maturity Date of such Notes shall be April 1, 2015.

3. Legal Effect .  Except as expressly set forth herein, the Notes shall not be affected hereby and shall remain in full force and effect in accordance with their respective terms.

4. Counterparts.  This Amendment may be executed in any number of counterparts, all of which, taken together, shall constitute a single original.  Signatures delivered by facsimile or electronic file format will be treated in all respects as originals.

5. Successors and Assigns  This Amendment is binding upon and shall inure to the benefit of the successors and assigns hereof.

6.Governing Law.  This Amendment shall be governed by California law without regard to conflict of law principles.

7. Integrated Agreement. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof.  Any further amendments to the Notes hereto must be in writing and signed by the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

SPY OPTIC INC.,

a California corporation

By:  /s/ Michael Angel

Name: Michael Angel

Title: Chief Financial Officer

HARLINGWOOD (ALPHA), LLC

a Delaware limited partnership

By:  /s/ Fir M. Greenen

Name: Fir M. Greenen

Title: Managing Member